Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Le@p Technology, Inc. (the "Company") for the quarterly period ended September 30, 2003(the "Periodic Report"), I, Timothy C. Lincoln, Acting Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 31, 2003                        /s/ Timothy C. Lincoln
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                                          Timothy C. Lincoln
                                          Acting Principal Executive Officer